UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 12, 2005
                                 ---------------
                Date of report (Date of earliest event reported)


                         Miller Diversified Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)



             Nevada                 01-19001                84-1070932
             ------                 --------                ----------
         (State or other          (Commission             (IRS Employer
          jurisdiction            File Number)          Identification No.)
        of incorporation)


                            23360 Weld County Road 35
                            La Salle, Colorado 80645
                            ------------------------
          (Address of principal executive offices, including zip code)


                                 (970) 284-5556
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 12, 2005, the Board of Directors of Miller Diversified Corporation (the "Company") approved the engagement of Cordovano and Honeck, P.C. as the Company's independent auditors, and executed an engagement letter with Cordovano and Honeck immediately thereafter. Cordovano and Honeck will serve as the Company's independent auditors for the fiscal year ended August 31, 2005 and for the related quarterly reviews.

     At no point prior to August 12, 2005 (the engagement of Cordovano and Honeck) did the Company or anyone acting on the Company's behalf consult with Cordovano and Honeck regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or (2) any of the matters or events set forth in
Item 304(a)(2)(ii) of Regulation S-B.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Miller Diversified Corporation


Date:  August 25, 2005                 By: /s/ James E. Miller
                                       --------------------
                                       James E. Miller
                                       President, Principal Executive Officer,
                                       Principal Financial Officer and Director